                                                                   Exhibit 10.14

                              EMPLOYMENT AGREEMENT

                                    AMENDMENT

     THE EMPLOYMENT AGREEMENT,  entered into on October 5, 1999, that terminates on  October  15,  2002,  by and  between  Cognigen  Networks,  Inc.,  a Colorado corporation  (the  "Company"),  and Darrell H. Hughes (the "Employee") is hereby amended and modified as follows: (a) the term thereof to extend from October 16,
2002 to and shall  terminate on January 31, 2003;  and (b)  effective  August 1,
2002,  the  compensation  thereof to increase to  Sixty-Eight  Thousand and Four
Hundred Fifty Dollars  ($68,450.00)  for the six-month  term ending  January 31,
2003. All other terms and conditions of the Agreement remain unchanged.

     The parties accept and execute this Agreement, dated July 29, 2002:

COGNIGEN NETWORKS, INC.                   EMPLOYEE:

By:  /s/ Jimmy L. Boswell                 /s/ Darrell H. Hughes
   ---------------------------            --------------------------
Jimmy L. Boswell, Chief Operating Officer  Darrell H. Hughes
 and President

Attested to by:

/s/ David L. Jackson
----------------------------------
David L. Jackson, Corporate Secretary